TG-2 9/10

P1, P2, P4

SUPPLEMENT DATED SEPTEMBER 7, 2010

TO THE PROSPECTUS

DATED MAY 1, 2010

OF

TEMPLETON GROWTH SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

1.  On page TG-S4 of the Fund summary, the sections under the headings “Investment Manager,” “Sub-Advisor,” and “Portfolio Managers” are replaced with the following:

Investment Manager

Templeton Global Advisors Limited (Global Advisors)

Portfolio Managers

CINDY L. SWEETING, CFA

President, Chairman and Director of Global Advisors and portfolio manager of the Fund since 2007.

LISA F. MEYERS, J.D., CFA

Executive Vice President of Global Advisors and portfolio manager of the Fund since August 2010.

MATTHEW NAGLE, CFA

Portfolio Manager of Global Advisors and portfolio manager of the Fund since August 2010.

JAMES HARPER, CFA

Portfolio Manager of Global Advisors and portfolio manager of the Fund since August 2010.

2.  On page TG-D4 of the Fund details, the section under the heading “Management” is replaced with the following:

Management

Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the Fund’s investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

CINDY L. SWEETING, CFA

President, Chairman and Director of Global Advisors

Ms. Sweeting has been a portfolio manager of the Fund since 2007 and assumed the duties of lead portfolio manager of the Fund in August 2010. She has primary responsibility for the investments of the Fund. Ms. Sweeting has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time. She joined Franklin Templeton Investments in 1997.

LISA F. MEYERS, J.D., CFA

Executive Vice President of Global Advisors

Ms. Meyers has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1996.

MATTHEW NAGLE, CFA

Portfolio Manager of Global Advisors

Mr. Nagle has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2003.

JAMES HARPER, CFA

Portfolio Manager of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007. Prior to joining Franklin Templeton Investments in 2007, he was a partner at sell-side research brokerage, Redburn Partners LLP, where he covered the European telecoms sector. He was also a research analyst at Citigroup and Credit Suisse First Boston.

CFA® and Charted Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Global Advisors a fee for managing its assets and providing certain administrative facilities and services to the Fund. For the fiscal year ended December 31, 2009 the Fund paid 0.75% of its average daily net assets to Global Advisors for its services.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund’s semiannual report to shareholders for the six-month period ended June 30.

Please retain this supplement for future reference.